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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 14, 2006


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  001-16783               95-4097995
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     On April 14, 2006, the Compensation Committee of the Board of Directors of VCA Antech, Inc., which we refer to as the Company, approved cash bonus awards for each of the Company's executive officers in accordance with the provisions of the Company's 2005 Discretionary Cash Bonus Plan. Set forth below are the cash bonus awards for fiscal 2005 for each of our executive officers.

        Name                                          Title                                     Bonus

  Robert L. Antin (1)                    Chairman, President &                                $700,000
                                         Chief Executive Officer

  Arthur J. Antin (1)                    Chief Operating Officer &                            $445,500
                                         Senior Vice President

  Tomas W. Fuller (1)                    Chief Financial Officer,                             $238,000
                                         Vice President & Secretary

  Neil Tauber                            Senior Vice President                                $238,000

  Dawn Olsen                             Principal Accounting Officer,                         $53,750
                                         Vice President & Controller

---------------
(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT NO.  DESCRIPTION

10.1         VCA Antech, Inc. 2005 Executive Officer Cash Bonus Awards

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 18, 2006                      VCA ANTECH, INC.




                                    By:   /s/ Tomas W. Fuller
                                         --------------------------------
                                    Name:   Tomas W. Fuller
                                    Title:  Chief Financial Officer